SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2013 (April 17, 2013)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway,
Rockville, Maryland 20850

(Address of Principal Executive Offices)

(301) 366-4841

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 17, 2013, Neuralstem, Inc. (“Company”) announced that it received approval from the United States Food and Drug Administration (“FDA”) to commence a Phase II clinical trial using NSI-566 in the treatment of amyotrophic lateral sclerosis or ALS. A copy of the press release is attached to this report as Exhibit 99.01.

On April 18, 2013, the Company announced that CEO and President, Richard Garr, will take part in a comprehensive Bio Maryland panel at the BIO International Convention in Chicago, Ill on April 24, 2013. A copy of the press release is attached to this report as Exhibit 99.02.

On April 22, 2013, the Company announced that it received approval from the FDA to begin dosing the third and final cohort of patients in the Company’s ongoing Phase Ib clinical trial to test the safety of NSI-189 in the treatment of major depressive disorder. A copy of the press release is attached to this report as Exhibit 99.03.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.01	Press Release Dated April 17, 2013
99.02	Press Release Dated April 18, 2013
99.03	Press Release Dated April 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: April 22, 2013

INDEX OF EXHIBITS

Exhibit Number	Description

99.01	Press Release Dated April 17, 2013
99.02	Press Release Dated April 18, 2013
99.03	Press Release Dated April 22, 2013